Exhibit 10.5

SPLIT DOLLAR DESIGNATION

Financial Representative No:

Application No.
or Policy No.	18880175	Insured	George G. Gleason, II

1.	The Owner of the policy will be Bank of the Ozarks, Little Rock, Arkansas. The Owner alone may exercise all policy rights. except that the Owner will not have the rights specified in 2. below.

Said Owner designates itself or its successors as direct beneficiary of the remaining proceeds.

2.	The Insured will have the rights to designate and change the beneficiaries of and assign $1,500,000.00 or all of the net amount of death benefit proceeds less the total cash value, if less than said amount, on the Insureds date of death. (This paragraph will not limit the rights of the Owner as specified in 1. above.)

Unless otherwise designated, the Insured designates his or her estate as direct beneficiary of the proceeds specified in 2. above.

The Insurance Company will have the right to rely on any statement signed by the said corporation or its successors setting forth the amount referred to in 2. above, and any decisions made by Insurance Company in reliance upon such statement will be conclusive and will fully protect the Insurance Company.

3.	Termination of employment: In the event of termination of the Insured’s employment, other than by death said corporation will be the sole unrestricted Owner of the policy, and the Direct Beneficiary of the entire policy proceeds, and the beneficial and ownership rights vested in the Insured as stated in 2. above will terminate.

The Insurance Company will have the right to rely on any statement signed by said Owner as to termination of employment of the Insured. Any decisions made by the Insurance Company in reliance upon such statement will be conclusive and will fully protect the Insurance Company.

[NOTE: Please furnish full addresses for all beneficiaries]

The undersigned request and direct the Insurance Company to make the provisions on both sides of this form a part of the policy.

Taxpayer No. (Employer’s Identification Number): 71-0130170

Under penalties of perjury, the Owner, by signature of its duly authorized officers, below, hereby certifies (1) that the number shown on this form is its correct Employer Identification Number, and (2) that it is not subject to backup withholding because (a) it has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (b), if it ever was so notified, the IRS has notified it that it is no longer subject to backup withholding.

	Date	5/4/10

Bank of the Ozarks, Applicant

Witness:	By:	/s/ Paul E. Moore CFO
Officer Title

Witness:	By:
Officer Title

Witness:	/s/ George G. Gleason
Insured, George G. Gleason, II

NM Client 5/4/2010

FOR HOME OFFICE USE

Form Recorded and Endorsement Waived	The Northwestern Mutual Life Insurance Company

Date	By:

ADDITIONAL PROVISIONS

A.	This revokes all prior designations of beneficiaries of the death proceeds and elections of payment plans for them.

B.	Solely for the purpose of this form, the person or entity named in 2. will be considered the “owner” of the policy rights specified in 2.

C.	Any collateral assignment made by the Owner will be deducted only from the proceeds payable in 1.

D.	Any assignment of the proceeds specified in 2. will be limited to the death proceeds only from the proceeds payable in 2.

E.	Any indebtedness on the policy will first be deducted from the proceeds payable in 1.

F.	The exercise by the Owner of the right to surrender the policy or to change the Insured will terminate the rights of the owner of the policy rights specified in 2.

G.	The policy rights specified in 1. and 2. may be exercised by the respective owners named in 1. and 2. or their successors or transferees.

H.	Each owner specified in 1. and 2. will have the right to exercise the conversion privilege if applicable to such portion and will be the owner of any new policy issued in lieu of such benefit.

I.	In this form “Insured” means “Annuitant” when the form applies to an annuity contract.

J,	If this form applies to more than one policy, it applies to the policies as a group and not to each policy individually.

K.	All provisions of the policy to the contrary of this form are suspended.

L.	The Company will be fully discharged on liability for any action taken by a Trustee in the exercise of any policy right and for all amounts paid to or at the direction of Trustee and will have no obligation as to the use of the amounts. In all dealings with the Trustee the Company will be fully protected against the claims of every other person. The Company will not be charged with notice of a change of trustee unless written evidence of the change is received at the Home Office.

M.	The interest of all payees in this policy will be subject to the interest of any collateral assignee acquired prior to the date of this form.